Long-Term Debt, Capital Leases and Notes	12 Months Ended
Dec. 31, 2010
Long-Term Debt, Capital Leases and Notes [Abstract]
Long-Term Debt, Capital Leases and Notes
6. Long-Term Debt, Capital Leases and Notes

Long-term debt, capital leases and notes payable are summarized as follows at December 31:

	December 31, 2009	December 31, 2010
Senior revolving credit facility	$-	$17,912
Senior loan agreement	423	-
Subordinated convertible notes payable, net of original issue discount	14,400	-
Notes payable and capital leases	6	44
	14,829	17,956
Less current portion	(426)	(11)
Long-term debt, notes payable and capital leases, net of current portion	$14,403	$17,945

On November 10, 2010, we closed our IPO and entered into a $40,000 senior revolving credit facility with Wells Fargo Bank, National Association, Bank of America, N.A. and Branch Banking & Trust Company (“Senior Revolving Credit Facility”) that replaced our Senior Loan Agreement (as defined below). The Senior Revolving Credit Facility has a three-year term and is secured by substantially all of the assets of the Company.

Interest on the outstanding borrowings under the Senior Revolving Credit Facility is payable at our option at either a floating base rate plus an interest rate spread or a floating rate of LIBOR plus an interest rate spread. Both the interest rate spreads and the commitment fee rate are determined from a pricing grid based on our total leverage ratio. The Senior Revolving Credit Facility also provides for letters of credit issued to our vendors, which reduce the amount available for cash borrowings. We are required to pay a commitment fee on the unused amounts of the commitments under the Senior Revolving Credit Facility. At December 31, 2010, the base rate and floating LIBOR borrowings outstanding were $2,912 and $15,000, respectively, at interest rates of 5.25% and 3.27%, respectively. At December 31, 2010, there were no outstanding letters of credit under the Senior Revolving Credit Facility. The availability under the Senior Revolving Credit Facility was approximately $10,000, based upon the maximum leverage ratio allowed at December 31, 2010.

The Senior Revolving Credit Facility contains various restrictive covenants and the following financial covenants: (i) a maximum total leverage ratio that is initially set at 3.5 to 1.0 and step downs to 2.5 to 1.0 for the quarter ending December 31, 2011; (ii) a minimum EBITDA threshold initially set at $6,500 for the quarter ended December 31, 2010 and increasing for the two quarters thereafter; (iii) a minimum interest coverage ratio of 3.0 to 1.0 beginning with the quarter ended September 30, 2011; and (iv) a maximum amount of capital expenditures of $6.0 million for the period from closing to December 31, 2010 and increasing to $25.0 million for the year ending December 31, 2011. At December 31, 2010, the Company is in compliance with all the terms and conditions of the Senior Revolving Credit Facility.

In June 2005, we entered into a Loan and Security Agreement that was amended in April 2006, April 2007, June 2008, January 2009, December 2009 and June 2010 (the “Senior Loan Agreement”) pursuant to which the bank originally provided a $25,000 revolving loan commitment (the “Revolver”). In June 2008, the Revolver commitment was reduced to $20,000 and it was subsequently reduced further to $10,000 in January 2009. The Revolver was subject to certain borrowing base restrictions based on eligible accounts receivable, eligible inventory less reserves, and the aggregate face amount of undrawn trade letters of credit of which the Company is the beneficiary. The Revolver also provided for letters of credit issued to our vendors, which reduced the amount available for cash borrowings. The Seventh Amendment to the Senior Loan Agreement extended the term of the agreement to January 30, 2011, allowed for up to a $3,000 over-advance, which was guaranteed by our CEO, and amended the agreement's financial covenants. At December 31, 2009, there were outstanding letters of credit under the Revolver totaling approximately $371.

Interest on the outstanding borrowings under the Revolver was payable quarterly at the option of the Company at (i) the LIBOR Market Index Rate (“LMIR”) plus the applicable margin or (ii) the greater of (a) the federal funds rate plus .50% or (b) the bank's prime rate plus in either case the applicable margin. At December 31, 2009, the interest rate on the outstanding balance on the Revolver was based on the bank's prime rate plus 2.50% (5.75% at December 31, 2009).

In December 2009 and September 2010, we issued Subordinated Convertible Promissory Notes (“Notes”) that had a total face value of $15,000 and $3,418, respectively, and were subordinated to borrowings under the Senior Loan Agreement. The September 2010 Notes related to borrowings outstanding at September 30, 2010 were closed in October 2010. The Notes paid quarterly interest at 14% and were paid in full in November 2010 using the proceeds from our IPO and closing of the Senior Revolving Credit Facility.

The Notes were accompanied by detachable warrants with a value at issuance equal to 4% of the face amount of the corresponding Notes. The total number of shares of common stock issuable under the warrants is 131. The initial fair value of the warrants was $737, of which $137 is attributable to the Notes issued in the third quarter of 2010, and resulted in an original issue discount on the Notes that was amortized into interest expense over the term of the Notes with the unamortized balance being expensed when the Notes were paid in full in November 2010. The fair value of the warrants was initially included in other long-term liabilities in the consolidated balance sheet based upon estimated fair value as adjusted periodically until such time that the exercise price became fixed at the IPO date, at which time the then fair value was reclassified as a component of stockholders' equity (deficit). In connection with our IPO the exercise price per share of the warrants was fixed at $9.60, or 80% of the initial public offering price per share of our common stock.

In January 2009, we entered into a Loan and Security Agreement with our primary bank that was subordinated to the Senior Loan Agreement (the “Prior Subordinated Loan Agreement”), pursuant to which a $10,000 term loan was provided (the “Prior Subordinated Loan”). The bank acted as syndication agent and provided $4,100 of the facility. Twelve existing investors in the Company (including our CEO and CFO) funded the $5,900 balance of the facility. The proceeds of the Prior Subordinated Loan Agreement were used to repay the then outstanding balance on the Revolver and for working capital purposes. Interest on the Prior Subordinated Loan was at the bank's prime rate plus 10.0%, payable monthly. The Prior Subordinated Loan had an original maturity of January 6, 2010; however, the balance was paid in full in December 2009. In connection with the Prior Subordinated Loan the Company paid fees totaling approximately $575, which were deferred and amortized as a component of interest expense.

In June 2010, we entered into two notes for the purchase of delivery vehicles in our Company operations totaling $46. The notes bear interest at 4.90% and are payable in 60 monthly installments of approximately $0.9.

The aggregate future maturities of long-term debt, capital leases and notes payable as of December 31, 2010 are as follows:

2011	$11
2012	9
2013	17,921
2014	10
2015	5
17,956
Less: amounts representing interest	-
$17,956